POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Gary M. Farrell as my attorney-in-fact, with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorney-in-fact is further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Stan A. Fischer
                                 ---------------------------------------------
                                 Stan A. Fischer


                                 Date:  October 21, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Stan A. Fischer as my attorney-in-fact, with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorney-in-fact is further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Gary M. Farrell
                                 ---------------------------------------------
                                 Gary M. Farrell


                                 Date:  October 21, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Stan A. Fischer and Gary M. Farrell, either of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Troy A. Peery, Jr.
                                 ---------------------------------------------
                                 Troy A. Peery, Jr.


                                 Date:  October 21, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Stan A. Fischer and Gary M. Farrell, either of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Anthony F. Markel
                                 ---------------------------------------------
                                 Anthony F. Markel


                                 Date:  October 21, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Stan A. Fischer and Gary M. Farrell, either of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Theodore L. Chandler, Jr.
                                 ---------------------------------------------
                                 Theodore L. Chandler, Jr.


                                 Date:  October 21, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Stan A. Fischer and Gary M. Farrell, either of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Robert F. Mizell
                                 ---------------------------------------------
                                 Robert F. Mizell


                                 Date:  October 21, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Open Plan Systems, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Stan A. Fischer and Gary M. Farrell, either of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 of the Company, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock, no par value (the "Shares"), for issuance and sale under the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ C.T. Hill
                                 ---------------------------------------------
                                 C.T. Hill


                                 Date:  October 21, 1996